UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Agreement

On June 23, 2023, GSR II Meteora Acquisition Corp. (the “Company”) entered into a PIPE Agreement, dated as of June 23, 2023 (the “PIPE Agreement”), by and among the Company, Lux Vending, LLC dba Bitcoin Depot (“BT OpCo”), and the subscribers set forth therein (each, a “Subscriber” and collectively, the “Subscribers”), pursuant to which, among other things, on the date of, and substantially concurrently with, the closing of the transactions (the “Business Combination”) contemplated by the Transaction Agreement, dated as of August 24, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among the Company, GSR II Meteora Sponsor LLC (the “Sponsor”), BT OpCo, BT HoldCo LLC (“BT HoldCo”) and BT Assets, Inc. (“BT Assets”), the Subscribers agreed to subscribe for and purchase, and the Company agreed to issue and sell to the Subscribers in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and/or shares of Series A Convertible Preferred Stock, par value $0.0001 of the Company (the “Series A Preferred”), which are initially convertible into shares of Class A Common Stock on a one-for-one basis, together representing an aggregate of 4,300,000 shares of Class A Common Stock on an as-converted basis (the “PIPE Financing”). The PIPE Financing, together with the PIPE Non-Redemption, represents gross proceeds of up to approximately $50 million (excluding premiums and reimbursements and subject to reduction, as described below) in the form of cash proceeds from the PIPE Financing or funds in the Company’s trust account (the “Trust Account”) in respect of the PIPE Non-Redemption. The Subscribers elected to subscribe for and purchase 4,300,000 shares of Series A Preferred and will not receive any shares of Class A Common Stock until conversion of the Series A Preferred. The rights and preferences of the Series A Preferred will be set forth in a certificate of designation to be filed with the Secretary of State of the State of Delaware in connection with the closing of the Business Combination. Each share of Series A Preferred will (i) rank senior to the Company’s common stock with respect to dividends, distributions, redemptions and payments upon liquidation or dissolution, (ii) be entitled to participate in any distributions or dividends made to holders of Class A Common Stock, (iii) not have voting rights (other than in relation to amendments to the certificate of designation itself), (iv) initially be convertible at any time at the election of the holder into one share of Class A Common Stock, subject to accrued and unpaid dividends, if any, and (v) be entitled to customary anti-dilution protections. In connection with and as part of these subscriptions, the Subscribers agreed to instruct the Company’s transfer agent to not redeem 700,000 shares of Class A Common Stock at or prior to 5:00 p.m. Eastern Daylight time, two (2) business days before June 28, 2023 (the “Redemption Deadline” and such redemption, the “PIPE Non-Redemption”). The PIPE Non-Redemption is expected to increase the amount of funds that remain in the Trust Account following the special meeting of stockholders to be held by the Company on June 28, 2023 (the “Special Meeting”), relative to the amount of funds that would be expected to have been remaining in the Trust Account following the Special Meeting had the PIPE Non-Redemption not been agreed to and the 700,000 shares subject thereto, which the Subscribers instructed the Company’s transfer agent to not redeem, had been redeemed. The proceeds of the PIPE Financing will initially be held by the Subscribers, subject to release to the Company or retention by the Subscribers as described below. The amount of PIPE Financing proceeds to be released to the Company or retained by the Subscribers will be determined during six Reference Periods (as defined in the PIPE Agreement). The amount to be released or retained in any Reference Period will be based on (a) the amount of proceeds held by the Subscribers at the outset of each Reference Period; (b) the value of approximately one sixth of the Class A Common Stock attributable to the PIPE Financing observed during the Reference Period (based on the arithmetic average of the volume weighted average price on each VWAP Trading Day (as defined in the PIPE Agreement) of the Reference Period or, in certain circumstances, a Qualifying Private Bid Price (as defined in the PIPE Agreement) or an Adjusted Settlement Price (as defined in the PIPE Agreement)) relative to specified hurdle prices; and (c) a Minimum Retention Amount (as defined in the PIPE Agreement) representing amounts to be retained in respect of the remaining Reference Periods based on certain specified hurdle prices. The retention or release of funds in respect of each reference period shall be subject to certain conditions being satisfied, including an effective resale registration statement being available for use by the Subscribers. In certain circumstances, the Company may be required to make a Deficiency payment to the Subscribers (as defined in the PIPE Agreement). Accordingly, the aggregate amount of proceeds to be released to the Company (if any) will be highly dependent on the value of the Class A Common Stock during the Reference Periods. The Subscribers will also be entitled to premiums under the PIPE Agreement. In certain circumstances, the above described Reference Periods may be altered at the sole discretion of the Subscribers, including but not limited to in the event the volume-weighted average price of the Class A Common Stock trades at prices below certain thresholds specified in the PIPE Agreement. The PIPE Agreement contains customary representations and warranties and agreements of the Company and the Subscribers, among others, and customary indemnification rights and obligations of the parties. The representations and warranties of each party set forth in the PIPE Agreement have been made solely for the benefit of the other parties to the PIPE Agreement, and such representations and warranties should not be relied on by any other person.

The consummation of the PIPE Financing and the PIPE Non-Redemption is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The PIPE Agreement also provides that the Company is obligated to, within 15 calendar days of the consummation of the Business Combination, file with the SEC a registration statement to register the resale of the shares of Class A Common Stock issuable upon conversion of the Series A Preferred subscribed for and purchased by the Subscribers.

The foregoing description of the PIPE Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the PIPE Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01	Other Events.

On June 28, 2023, the Company will convene the Special Meeting to vote on proposals to (i)(a) approve and adopt the Transaction Agreement and (b) approve the Business Combination (the “Business Combination Proposal”), (ii) to approve and adopt the proposed second amended and restated certificate of incorporation (“Proposed Charter”) of the combined post-business combination company (also referred to herein as the “Company”), and assuming the Business Combination Proposal and the Nasdaq Proposal (defined below) are approved, will take effect upon the consummation of the Business Combination (the “Charter Proposal”), (iii) to consider and vote upon the following proposals, on a non-binding advisory basis, approving certain material differences between the Company’s existing amended and restated certificate of incorporation and the Proposed Charter, which are being presented separately in accordance with the requirements of the Securities and Exchange Commission as four different sub-proposals, (iii)(a) to authorize the change in the authorized capital stock of the Company from 100,000,000 shares of Class A common stock, 20,000,000 shares of Class B common stock, par value $0.0001 per share, and 1,000,000 shares of undesignated preferred stock, to 800,000,000 shares of Class A common stock, par value $0.0001 per share (which shall be entitled to one vote per share), 20,000,000 shares of Class B common stock, par value $0.0001 per share (which shall be entitled to one vote per share), 2,250,000 total shares of Class E common stock, par value $0.0001 per share, consisting of three series: 750,000 shares of Class E-1 common stock (which shall not be entitled to vote), 750,000 shares of Class E-2 common stock (which shall not be entitled to vote), 750,000 shares of Class E-3 common stock (which shall not be entitled to vote), 300,000,000 shares of Class M common stock, par value $0.0001 per share (which shall be entitled to ten votes per share), 800,000,000 shares of Class O common stock, par value $0.0001 per share (which shall be entitled to one vote per share), 300,000,000 shares of Class V common stock, par value $0.0001 per share (which shall be entitled to ten votes per share), and 50,000,000 shares of preferred stock, par value $0.0001 per share (“Advisory Governance Proposal A”), (b) to eliminate provisions specific to the Company’s status as a blank check company that will serve no purpose following the consummation of the business combination (“Advisory Governance Proposal B”), (c) to declassify the board of directors of with the result being that each director will be elected annually for a term of one year (“Advisory Governance Proposal C”), (d) require the approval by affirmative vote of holders of at least 66 2/3% of the voting power of the Company’s then-outstanding shares of capital stock entitled to vote generally at an election of directors to make any amendment to certain provisions of the Proposed Charter (“Advisory Governance Proposal D” and, collectively with Advisory Governance Proposals A through C, the “Advisory Governance Proposals”), (iv) to consider and vote upon a proposal to approve the issuance of shares of common stock of the Company in connection with the Business Combination pursuant to applicable Nasdaq Stock Market (“Nasdaq”) listing rules (the “Nasdaq Proposal”), (v) to consider and vote upon a proposal to approve and adopt the Bitcoin Depot Inc. 2023 Omnibus Incentive Plan in the form mutually agreed upon among BT OpCo, BT HoldCo, BT Assets and the Company (the “Incentive Equity Plan Proposal”), and (vi) to consider and vote upon a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Advisory Governance Proposals, the Nasdaq Proposal and the Incentive Equity Plan Proposal (the “Adjournment Proposal” and, together with the Business Combination Proposal, the Charter Proposal, the Advisory Governance Proposals, the Nasdaq Proposal and the Incentive Equity Plan Proposal, the “Proposals”).

The Proposals are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on June 16, 2023.

In connection with the Business Combination Proposal, stockholders of the Company received a right to redeem their shares of the Company’s Class A Common Stock for a pro rata portion of the funds in the Trust Account. The deadline to submit such redemptions is 5:00 p.m. Eastern time on June 26, 2023. The Company will accept reversals on previously submitted redemption requests until the Special Meeting.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to the stockholders of the Company for their consideration. The Company has filed a definitive proxy statement of the Company with the Securities and Exchange Commission (the “SEC”), copies of which were mailed to all Company stockholders of record as of June 1, 2023, the record date established for voting on the proposed Business Combination, beginning on or about June 16, 2023. The Company also plans to file other documents with the SEC regarding the Business Combination. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about the Company, Company, BT HoldCo, BT OpCo, BT Assets and the proposed Business Combination. Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company, BT HoldCo, BT OpCo, BT Assets and certain of their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s definitive proxy statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the definitive proxy statement and other relevant materials filed with the SEC. Stockholders, potential investors and other interested persons should read the definitive proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BT HoldCo, BT Assets, BT OpCo and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of the Company is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the combined company; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; the combined company’s ability to manage future growth; the combined company’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its business; the effects of competition on the combined company’s future business; the amount of redemption requests made by the Company’s public stockholders; the ability of the Company or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the definitive proxy statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of BT HoldCo, BT Assets, BT OpCo or the Company presently knows or that BT HoldCo, BT Assets, BT OpCo and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BT HoldCo, BT Assets, BT OpCo and the Company anticipate that subsequent events and developments will cause BT HoldCo, BT Assets’, BT OpCo’s and the Company’s assessments to change. However, while BT HoldCo, BT Assets, BT OpCo and the Company may elect to update these forward-looking statements at some point in the future, BT HoldCo, BT Assets, BT OpCo and the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the proposed Business Combination or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1†*	PIPE Agreement, by and among the subscribers set forth therein, Lux Vending, LLC and GSR II Meteora Acquisition Corp.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request

†

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) (iv) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. The Company agrees to furnish supplementally an unredacted copy of this Exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer